UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2016

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700 Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 618-7255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 30, 2016, United Rentals, Inc. (the “Company”), United Rentals (North America), Inc. (“URNA”) and United Rentals Receivables LLC II (the “SPV”) entered into the Assignment and Acceptance Agreement and Amendment No. 5 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 3 to Third Amended and Restated Purchase and Contribution Agreement (the “Amendment”), by and among URNA, as Originator, the SPV, as Seller, the Company, as Collection Agent, Liberty Street Funding LLC (“Liberty”), Gotham Funding Corporation (“Gotham”) and Fairway Finance Company, LLC (“Fairway”), as Purchasers, The Bank of Nova Scotia (“Scotia”), as Purchaser Agent for Liberty, as Administrative Agent and as a Bank, PNC Bank, National Association, as Purchaser Agent for itself and as a Bank, SunTrust Bank, as Purchaser Agent for itself and as a Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), as Purchaser Agent for Gotham and as a Bank, and Bank of Montreal (“BMO”), as a Purchaser Agent and as a Bank, with respect to (i) the Third Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2012 (as amended by the Assignment and Acceptance Agreement and Amendment No. 1 to Third Amended and Restated Receivables Purchase Agreement, dated as of February 1, 2013, Amendment No. 2 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 1 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 17, 2013, Amendment No. 3 to Third Amended and Restated Receivables Purchase Agreement, dated as of September 18, 2014, Assignment and Acceptance Agreement and Amendment No. 4 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 2 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 1, 2015 and by the Amendment, the “Receivables Purchase Agreement”) and (ii) the Third Amended and Restated Purchase and Contribution Agreement, dated as of September 24, 2012 (as amended by Amendment No. 2 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 1 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 17, 2013, Assignment and Acceptance Agreement and Amendment No. 4 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 2 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 1, 2015 and by the Amendment, the “Contribution Agreement”). All capitalized terms not defined herein shall have the meanings assigned to them in the Amendment or the Receivables Purchase Agreement, as applicable.

Pursuant to the Amendment, the expiration date of the facility was extended until August 29, 2017 and may be further extended on a 364-day basis by mutual agreement of the Company and the purchasers under the facility. Pursuant to the terms of the Amendment, BMO sold and assigned to Fairway all Receivable Interests in the Pool Receivables owned by BMO as of the Effective Date. The Amendment also provides for the addition of Fairway as a Purchaser and the appointment of BMO as Fairway Purchaser Agent under the Receivables Purchase Agreement. Advances under the amended facility will continue to be reflected as debt on our condensed consolidated balance sheets and receivables in the collateral pool will be reflected as assets on our consolidated balance sheets.

Pursuant to the terms of the amended facility, advances will continue to be permitted only to the extent that the face amount of the eligible receivables in the collateral pool exceeds the outstanding loans by a specified amount. The amended facility will also continue to be structured so that the receivables in the collateral pool are the lenders’ only source of repayment. Upon early termination of the amended facility, no new amounts will be advanced under the facility and collections on the receivables securing the facility will be used to repay the outstanding advances. The amended facility is subject to standard termination events including, without limitation, a change of control of the Company or URNA, a failure to make payments, a failure to comply with standard default, delinquency, dilution and days sales outstanding covenants, or breach of the financial ratio covenant under our credit facility.

The foregoing summary is qualified in its entirety by reference to the full text of the Amendment, as well as the Receivables Purchase Agreement and the Contribution Agreement, as amended. In connection with the Amendment, the Company confirmed its performance undertaking originally given in May 2005 in connection with the initial establishment of the securitization facility, as amended and restated in September 2012 in connection with an amendment and restatement of the securitization facility.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the first paragraph of Item 1.01 of this Report is incorporated by reference under this Item.

Item 9.01.	Financial Statements and Exhibits.

10.1	Assignment and Acceptance Agreement and Amendment No. 5 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 3 to Third Amended and Restated Purchase and Contribution Agreement, dated as of August 30, 2016, by and among United Rentals (North America), Inc., United Rentals Receivables LLC II, United Rentals, Inc., Liberty Street Funding LLC, Gotham Funding Corporation, Fairway Finance Company, LLC, The Bank of Nova Scotia, PNC Bank, National Association, SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, and Bank of Montreal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2016

UNITED RENTALS, INC.

By:	/s/ Craig A. Pintoff
	Name:	Craig A. Pintoff
	Title:	Senior Vice President and General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig A. Pintoff
	Name:	Craig A. Pintoff
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Assignment and Acceptance Agreement and Amendment No. 5 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 3 to Third Amended and Restated Purchase and Contribution Agreement, dated as of August 30, 2016, by and among United Rentals (North America), Inc., United Rentals Receivables LLC II, United Rentals, Inc., Liberty Street Funding LLC, Gotham Funding Corporation, Fairway Finance Company, LLC, The Bank of Nova Scotia, PNC Bank, National Association, SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, and Bank of Montreal.

5